UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

February 25, 2010

INSIGNIA SYSTEMS, INC.

(Exact name of registrant as specified in its chapter)

Minnesota

	1-13471	41-1656308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8799 Brooklyn Blvd., Minneapolis, Minnesota		55445
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (763) 392-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On February 24, 2010, the registrant issued a press release disclosing financial information regarding the fourth quarter ended December 31, 2009. A copy of the press release is attached as Exhibit 99.1.

Item 8.01.  Other Events.

In the same press release issued on February 24, 2010, attached as Exhibit 99.1, the registrant also announced the adoption of a stock repurchase plan on February 23, 2010.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

99.1             Press Release dated February 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Systems, Inc.
(Registrant)

Date: February 25, 2010	By	/s/ Scott F. Drill
Scott F. Drill, President and Chief Executive Officer